Changes in significant accounting policies	12 Months Ended
Dec. 31, 2013
New Accounting Pronouncements and Changes In Accounting Principles [Abstract]
New Accounting Pronouncements and Changes in Accounting Principles [Text Block]
3.     Changes in significant accounting policies:

(a) Comprehensive income:

In February 2013, the Financial Accounting Standards Board (“FASB”) issued amendments to the accounting guidance for presentation of comprehensive income, requiring an entity to provide additional information about reclassifications of accumulated other comprehensive income. The amendments, which are effective prospectively for reporting periods beginning after December 15, 2012, do not change the current requirements for reporting net income or other comprehensive income. On January 1, 2013, the Company prospectively adopted the amendments. The adoption of these amendments did not have a material impact on the presentation of the Company’s result of operations for the periods presented.

(b) Cumulative translation adjustment:

In March 2013, the FASB issued amendments on foreign currency matters relating to a parent’s accounting for the cumulative translation adjustment upon de-recognition of certain subsidiaries or groups of assets within a foreign entity or of an investment in a foreign entity. The amendments clarify the applicable guidance for the release of the cumulative translation adjustment (“CTA”) under current U.S. GAAP. On December 15, 2013, the Company prospectively adopted the amendments. The adoption of these amendments did not have a material impact on the Company’s financial position or results of operations.